May 1, 2015

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Opportunistic Fixed Income Fund

Supplement to Statement of Additional Information

Dated October 1, 2014, as revised or amended November 1, 2014, November 26, 2014, January 1, 2015, February 1, 2015, February 27, 2015, March 12, 2015 and May 1, 2015

The following information supplements the information contained in the section of the fund's Statement of Additional Information entitled "Investment Restrictions—Nonfundamental Policies--Other":

Dreyfus Opportunistic Fixed Income Fund has adopted a policy, effective on or about May 29, 2015, prohibiting the fund from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

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